Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Comstock Holding Companies, Inc. (the “Company”) for the quarter ended September 30, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of Christopher Clemente, Chairman and Chief Executive Officer of the Company, and Christopher L. Conover, Chief Financial Officer of the Company, certifies, to his best knowledge and belief, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2016	/s/ Christopher Clemente
Christopher Clemente Chairman and Chief Executive Officer

Date: November 14, 2016	/s/ Christopher L. Conover
Christopher L. Conover Chief Financial Officer